CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Counsel and Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 12 to the Registration Statement (Form N-1A, No. 33-76566) of Touchstone Variable Series Trust and to the use of our report dated February 16, 2000, incorporated by reference therein.



                                                     ERNST & YOUNG LLP


Cincinnati, Ohio
April 25, 2000